Supplement dated September 3, 2002
Prospectus dated May 1, 2002

Flexible Premium Adjustable Variable Life Insurance Policy, Variable Universal Life II (VUL II)
[issued by Massachusetts Mutual Life Insurance Company (MassMutual)]

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy, Survivorship Variable
Universal Life II (SVUL II)
[issued by MassMutual1 and by C.M. Life Insurance Company (C.M. Life)]

Flexible Premium Adjustable Variable Life Insurance Policy, Variable Universal Life (VUL)2
[issued by MassMutual1 and by C.M. Life]

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy, Survivorship Variable
Universal Life (SVUL)2
[issued by MassMutual1 and by C.M. Life]

[1]	The MassMutual version is for use only in California and New York.
[2]	VUL and SVUL are no longer available for sale.

The prospectuses for the above listed policies are revised to make the following changes:

Effective September 9, 2002, one (1) new division of the Separate Account is being added to the policy. [NOTE: Initially, the new division will not be available with California policies.] The division invests in a designated investment fund, as shown:

Division	Investment Fund
MML Inflation-Protected Bond	MML Inflation-Protected Bond Fund

Revised Policy Prospectus Pages
The addition of the MML Series Inflation-Protected Bond Fund results in the following changes to all above-listed prospectuses:

1.	The Facing Page is revised as follows to add the new investment fund:

The MML Series Inflation-Protected Bond Fund is added below the MML Series Investment Fund sub-heading under the list of funds.

2.	The table of Investment Management Fees and Other Expenses and the footnotes to the table (pages 4-5 in all prospectuses), are revised to include the following information:

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Operating Expenses
MML Inflation-Protected Bond Fund	0.60%	0.09%[7]	—	0.69%[8]

[7]
MassMutual has agreed to bear expenses (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset values through April 30, 2003. Such agreement cannot be terminated unilaterally by MassMutual.

[8]	Total Annual Fund Operating Expenses are based on estimated amounts for the first fiscal year of the Fund.

September 3, 2002	Li4200-02-1

3.	Part III, Investment Options, is revised as follows:

a.	The table under the Separate Account section (pages 21-22) is updated to include the following:

Division	Fund
MML Inflation-Protected Bond	MML Inflation-Protected Bond Fund

b.	The Fund Profiles section (page 24-27) under the sub-heading MML Series Investment Fund (“MML Trust”) is revised to include:

MML Inflation-Protected Bond Fund
Sub-adviser: David L. Babson & Company Inc.
The MML Inflation-Protected Bond Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.

c.
The following paragraph in the Investment Advisers and Sub-advisers section concerning the David L. Babson & Company Inc. (page 27 in the SVUL prospectus and page 28 in all other prospectuses) is revised as follows:

“MassMutual has entered into a sub-advisory agreement with David L. Babson & Company Inc. (“Babson”), which is a controlled subsidiary of MassMutual, whereby Babson manages the investments of the MML Blend Fund, MML Inflation-Protected Bond Fund, MML Managed Bond Fund, MML Money Market Fund, and MML Small Cap Equity Fund.”

Investment Fund Prospectus
A current, effective prospectus for the MML Inflation-Protected Bond Fund is included with this mailing.

There are no other changes being made at this time.

September 3, 2002	Li4200-02-1